UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 9, 2013, the 2013 Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the “Company”) was held at The Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts 01201 at 10:00 a.m., local time (the “2013 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2013. The final results of the shareholder votes are as follows:

Proposal 1 — Election of Directors

The shareholders elected each director nominated to serve for a term of three years.

	For	Withheld	Broker-Non Votes
John B. Davies	20,053,652	221,768	2,455,944
Rodney C. Dimock	20,088,121	187,299	2,455,944
Laurie Norton Moffatt	20,081,106	194,314	2,455,944
J. Williar Dunlaevy	19,522,671	752,749	2,455,944

Proposal 2 — Approval of the Berkshire Hills Bancorp, Inc. 2013 Equity Incentive Plan

The shareholders approved the Berkshire Hills Bancorp, Inc. 2013 Equity Incentive Plan as follows:

For	Against	Abstain	Broker-Non Votes
15,615,612	3,411,427	1,248,379	2,455,946

Proposal 3 — A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes
19,586,474	464,632	224,311	2,455,947

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstain
22,369,680	245,259	116,425

Item 7.01                                           Regulation FD Disclosure

On May 9, 2013, the Company made a presentation at its 2013 Annual Meeting of Stockholders.  A copy of the presentation as presented at the 2013 Annual Meeting of Stockholders is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 8.01                                           Other Events

On May 9, 2013, the Company issued a news release announcing the results of its 2013 Annual Meeting of Stockholders and recapping 2012 operating and financial highlights.  A copy of the news release is attached as Exhibit 99.2 to this report.

Item 9.01                                           Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired.  Not applicable.

(b)          Pro Forma Financial Information.  Not applicable.

(c)           Shell Company Transactions.  Not applicable.

(d)          Exhibits.

Exhibit No.	Description

99.1	Slide Presentation made at the Company’s 2013 Annual Meeting of Stockholders.

99.2	News Release announcing the results of the Company’s 2013 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 9, 2013	By:	/s/ Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Slide Presentation made at the Company’s 2013 Annual Meeting of Stockholders.

99.2	News Release announcing the results of the Company’s 2013 Annual Meeting of Stockholders.